Exhibit 99.2

Connecticut Water June 2007

Forward Looking Statements Except for the historical statements and discussions, some statements contained in this report constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements.

Organized in 1956 41 Towns Serving 286,000 people 200 Employees Largest Customer CT Dept. of Corrections <1% of Revenue Connecticut Water Company

Customers by Class Residential Commercial Fire Protection Other Public Authority Industrial 0.892 0.0652 0.0186 0.0113 0.0071 0.0052 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Residential 89.2% Commercial 6.6% Fire Protection 1.9% Other 1.1% Public Authority 0.7% Industrial 0.5%

Service Area Profile Suburban/Rural area 60 customers/mile of main Median family income $54,354 (U.S. - $43,318) >500 community water systems statewide 100 municipal/public authority > 75% serve less than 500 people

Overview Stock Price - $24.31 (5/25/07) Book Value (3/31/07) - $11.57 Annualized Dividend - 86¢ 37 years of consecutive dividend increases Dividend Yield - 3.5%

Segment Earnings 2004 - 2006 2004 2005 2006 Water Activities 0.95 0.84 0.5 Real Estate 0.15 0 0.25 Service & Rentals 0.05 0.05 0.06 EPS

2006 Rate Case Filing First Rate Case filed in 15 years Completed Barnstable, Mass. Divestiture Operations - May 2005 Land - Feb 2006 Subsidiary mergers - June 06 Rate increase application - July 06 $14.6 million or 30% increase requested $130 M in capital investments >60% increase in operating expenses

Negotiated Settlement Elements of Rate Increase Requested 30.2% Received Phase 1 14.5% cash increase - Jan. 07 7.7% deferred increase - Jan. 07 Phase 2 Approx 2.5 - 3.2% - Apr. 08 Begin Collection of Phase 7.7% deferred revenue Return on Equity = 10.125%

Segment Earnings 1st Qtr 2007 EPS $0.00 $0.11 $0.22 2006 2007 Service & Rentals Real Estate Water Activities

Our Strategy

Customer Satisfaction 2006 Index of 85% World Class Level Low Complaint Rate at DPUC Only one increase in 15 Years Phase in Operational Excellence Over $160 Million Invested EPA Partnership Award Customer Strategy

Employee Strategy Measure Employee Satisfaction Honesty, Trust & Respect Communication Leadership Training & Development Safety Industry Award Industry Award Industry Award Industry Award Industry Award Industry Award Industry Award Industry Award

Shareholder Strategy Consistent Financial Performance Strong Dividend Yield 3.5% Yield High Earnings Quality Revenues: 90 % Water / 10 % Services & Rentals Earnings: 65 - 100 % Water Strong Balance Sheet Conservative Financial Management

Dividend Growth 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 Earnings Per Share Continuing Operations 0.71 0.76 0.82 0.87 0.93 0.95 0.97 0.97 1.02 1.04 1.13 1.08 1.11 1.15 0.89 0.84 Dividends Per Share 0.711 0.715 0.729 0.733 0.747 0.755 0.769 0.778 0.787 0.795 0.804 0.814 0.825 0.835 0.845 0.855 North 45.9 46.9 45 43.9

Dividend Payout Ratio Continuing Operations 02 03 04 05 06 5 Yr. Avg. East 0.75 0.73 0.72 0.95 1.05 0.836 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Growth Strategy Invest in Water Segment Timely recovery (24 - 36 months) Infrastructure Surcharge Legislation Manage Costs Strong Regulatory Relations Aggressively Seek New Customers Acquisitions (Water & Wastewater) Expand Services

Capital Expenditures 2004 2005 2006 2007 projected 8.38 14.09 16.18 16.25 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 (Millions)

Connecticut DPUC 5 Commissioners (2 Republicans 2 Democrats) Donald W. Downes Jack W. Betkoski III Anne C. George Anthony J. Palermino Vacancy Regulatory Environment

Connecticut DPUC Jack W. Betkoski III Lead water commissioner Former Chairman NARUC Water Committee 6 month regulatory lag Recent decision - innovative Regulatory strategy - engage & educate

New Customers 1.2% Customer Increase Private Well Conversions New Construction Developer Partnerships

Acquisitions 500 Water / 300 WW Systems 13 private water companies 2 municipal systems since 1996 Represents 14% of current base 2 acquisitions completed in last six months

Linebacker(r) Service Line Protection Renewal Rate >90% >90% >90% 2nd Qtr 3rd Qtr 4th Qtr 2003 0.26 27.4 90 20.4 2004 0.248 38.6 34.6 31.6 2005 0.282 46.9 45 43.9 2006 0.284 Percent of residential customers enrolled

UConn Partnership Management of University's Water Systems 2 Year Agreement Option for 2 one-year renewals Valued at $1.75 M if extended Build Brand

S&P Quality Ranking Only one of 4 water utilities rated 'above average' High dividend yield 37 Years of consecutive dividend increases Selected as one of America's Finest Companies by Staton Institute in 2007 One of only 318 Companies (out of 19,000) with 10 consecutive years of higher dividends and/or earning per share Connecticut Water

Connecticut Water Thanks You! Questions? Questions?